Exhibit 99.2
Last Updated 2/1/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2005 and 2004

		3 Mo. Ended December			12 Mo. Ended December
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$18	$15	$3	$170	$200	$(30)
2	Pinnacle West Energy	(6)	(23)	17	(85)	(58)	(27)
3	APS Energy Services	(3)	(1)	(2)	(6)	3	(9)
4	SunCor	13	31	(18)	39	41	(2)
5	El Dorado	—	—	—	(2)	33	(35)
6	Parent Company	2	16	(14)	107	28	79

7	Income From Continuing Operations	24	38	(14)	223	247	(24)

8	Loss From Discontinued Operations — Net of Tax	(3)	(4)	1	(47)	(4)	(43)
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$21	$34	$(13)	$176	$243	$(67)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.19	$0.16	$0.03	$1.77	$2.18	$(0.41)
12	Pinnacle West Energy	(0.06)	(0.25)	0.19	(0.89)	(0.63)	(0.26)
13	APS Energy Services	(0.04)	(0.01)	(0.03)	(0.06)	0.03	(0.09)
14	SunCor	0.13	0.34	(0.21)	0.40	0.45	(0.05)
15	El Dorado	(0.01)	—	(0.01)	(0.02)	0.36	(0.38)
16	Parent Company	0.03	0.17	(0.14)	1.11	0.30	0.81

17	Income From Continuing Operations	0.24	0.41	(0.17)	2.31	2.69	(0.38)

18	Loss From Discontinued Operations — Net of Tax	(0.02)	(0.04)	0.02	(0.49)	(0.03)	(0.46)
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.22	$0.37	$(0.15)	$1.82	$2.66	$(0.84)

21	BOOK VALUE PER SHARE	$34.80 *	$32.14	$2.66	$34.80 *	$32.14	$2.66

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	99,050	91,779	7,271	96,590	91,532	5,058
23	End of Period	99,057	91,793	7,264	99,057	91,793	7,264

*	Estimate

See Glossary of Terms.	Page 2 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2005 and 2004

		3 Mo. Ended December			12 Mo. Ended December
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$208	$190	$18	$1,080	$984	$96
25	Business	242	222	20	1,040	979	61

26	Total retail	450	412	38	2,120	1,963	157
	Wholesale revenue on delivered electricity
27	Traditional contracts	6	3	3	23	16	7
28	Off-system sales	20	—	20	40	—	40
29	Transmission for others	5	8	(3)	26	32	(6)
30	Other miscellaneous services	7	6	1	28	24	4

31	Total regulated electricity	488	429	59	2,237	2,035	202

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	84	111	(27)	352	401	(49)

33	Total operating electric revenues	$572	$540	$32	$2,589	$2,436	$153

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,519	2,368	151	12,224	11,528	696
35	Business	3,427	3,236	191	14,254	13,826	428

36	Total retail	5,946	5,604	342	26,478	25,354	1,124
	Wholesale electricity delivered
37	Traditional contracts	227	167	60	850	710	140
38	Off-system sales	526	—	526	1,336	—	1,336
39	Retail load hedge management	532	889	(357)	3,010	2,732	278

40	Total regulated electricity	7,231	6,660	571	31,674	28,796	2,878

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	5,239	8,348	(3,109)	23,571	30,182	(6,611)

42	Total electric sales	12,470	15,008	(2,538)	55,245	58,978	(3,733)

See Glossary of Terms.	Page 3 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2005 and 2004

		3 Mo. Ended December			12 Mo. Ended December
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$143	$—	$143	$—	$—	$—
44	Deferred fuel and purchased power costs — current period	29	—	29	171	—	171
45	Interest on deferred fuel	1	—	1	2	—	2
46	Amounts recovered through revenues	—	—	—	—	—	—

47	Deferred fuel and purchased power regulatory asset — ending balance	$173	$—	$173	$173	$—	$173

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$22	$16	$6	$56	$63	$(7)
49	Mark-to-market reversals on realized sales (b)	(17)	—	(17)	(16)	(6)	(10)
50	Change in mark-to-market value of forward sales	1	6	(5)	19	23	(4)

51	Total gross margin	$6	$22	$(16)	$59	$80	$(21)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$5	$12	$(7)	$59	$44	$15
53	APS	3	(2)	5	(6)	(5)	(1)
54	Pinnacle West Energy	—	10	(10)	5	27	(22)
55	APS Energy Services	(2)	2	(4)	1	14	(13)

56	Total gross margin	$6	$22	$(16)	$59	$80	$(21)

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2005, Pinnacle West had accumulated net mark-to-market gains of $45 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2006, $14 million; 2007, $20 million; and thereafter, $11 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $17 million was transferred to “realized” for the fourth quarter of 2005. A $17 million realized gain is included in the $22 million on line 48 for the fourth quarter of 2005.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2005 and 2004

		3 Mo. Ended December			12 Mo. Ended December
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	911,623	871,575	40,048	896,472	859,069	37,403
58	Business	112,569	108,860	3,709	111,168	107,115	4,053

59	Total	1,024,192	980,435	43,757	1,007,640	966,184	41,456
60	Wholesale customers	77	77	—	78	81	(3)

61	Total customers	1,024,269	980,512	43,757	1,007,718	966,265	41,453

62	Customer growth (% over prior year)	4.5%	3.9%	0.6%	4.3%	3.7%	0.6%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	2,525	2,340	185	12,304	11,704	600
64	Business	3,414	3,252	162	14,285	13,870	415

65	Total	5,939	5,592	347	26,589	25,574	1,015

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,763	2,717	46	13,636	13,418	218
67	Business	30,444	29,726	718	128,212	129,392	(1,180)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,770	2,686	84	13,724	13,624	100
69	Business	30,328	29,871	457	128,498	129,495	(997)

	ELECTRICITY DEMAND (MW)

70	System peak demand	5,169	4,432	737	7,000	6,402	598

See Glossary of Terms.	Page 5 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2005 and 2004

		3 Mo. Ended December			12 Mo. Ended December
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	1,496	1,812	(316)	7,509	8,184	(675)
72	Coal	3,459	3,327	132	13,061	12,666	395
73	Gas, oil and other	1,483	1,074	409	7,702	5,327	2,375

74	Total generation production	6,438	6,213	225	28,272	26,177	2,095

	Purchased power
75	Firm load	402	1,024	(622)	3,474	4,325	(851)
76	Marketing and trading	6,102	8,218	(2,116)	25,713	30,192	(4,479)

77	Total purchased power	6,504	9,242	(2,738)	29,187	34,517	(5,330)

78	Total energy sources	12,942	15,455	(2,513)	57,459	60,694	(3,235)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	61%	74%	(13)%	77%	84%	(7)%
80	Coal	92%	88%	4%	87%	84%	3%
81	Gas, oil and other	19%	12%	7%	26%	18%	8%
82	System average	46%	48%	(2)%	52%	51%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
83	Nuclear	419	261	158	227	161	66
84	Coal	103	61	42	150	107	43
85	Gas	226	34	192	186	42	144

86	Total	748	356	392	563	310	253

See Glossary of Terms.	Page 6 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2005 and 2004

		3 Mo. Ended December			12 Mo. Ended December
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$83.58	$51.23	$32.35	$66.40	$49.30	$17.10
88	SP15	$97.65	$60.62	$37.03	$72.94	$55.20	$17.74
	Off-Peak
89	Palo Verde	$67.79	$38.21	$29.58	$47.55	$34.75	$12.81
90	SP15	$76.45	$43.07	$33.38	$52.06	$38.62	$13.44

	WEATHER INDICATORS Actual

	Actual
91	Cooling degree-days	508	352	156	4,663	4,694	(31)
92	Heating degree-days	308	422	(114)	766	985	(219)
93	Average humidity	30%	45%	(15)%	34%	32%	2%
	10-Year Averages
94	Cooling degree-days	420	420	—	4,531	4,531	—
95	Heating degree-days	415	415	—	972	972	—
96	Average humidity	40%	40%	0%	35%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	6,131	6,830	(699)	40,077	44,622	(4,545)
98	Multi-family	1,398	995	403	7,144	6,225	919

99	Total	7,529	7,825	(296)	47,221	50,847	(3,626)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	4.1%	4.0%	0.1%	4.1%	3.3%	0.8%
101	Unemployment rate
	(%, seasonally adjusted)	4.9%	4.7%	0.2%	4.7%	5.0%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended November 30, 2005.

See Glossary of Terms.	Page 7 of 31